                                                                  EXHIBIT 10.120



                                ESOP LOAN AGREEMENT

                                   by and between

                           THE CHARLES SCHWAB CORPORATION

                                        and

                       THE CHARLES SCHWAB PROFIT SHARING AND

                      EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST



                          Effective as of January 19, 1993

                                 TABLE OF CONTENTS
ESOP LOAN AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

ARTICLE I. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

  The ESOP Loan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
     1.1 Loan to Borrower. . . . . . . . . . . . . . . . . . . . . . . . .  2
     1.2 Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . .  2
     1.3 Promissory Note.. . . . . . . . . . . . . . . . . . . . . . . . .  2
     1.4 Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

ARTICLE 2. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
  Time for Repayment . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
     2.1 Repayments of Principal.. . . . . . . . . . . . . . . . . . . . .  3
     2.2 Payment of Interest.. . . . . . . . . . . . . . . . . . . . . . .  3
     2.3 Prepayment. . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
     2.4 Not Payable on Demand.. . . . . . . . . . . . . . . . . . . . . .  4
     2.5 Limitation on Repayment.. . . . . . . . . . . . . . . . . . . . .  4

ARTICLE 3. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
  Representations and Warranties of the Borrower . . . . . . . . . . . . .  5
     3.1 Authorizations. . . . . . . . . . . . . . . . . . . . . . . . . .  5
     3.2 Compliance with Obligations and Laws. . . . . . . . . . . . . . .  5
     3.3 Restrictions on Transfer. . . . . . . . . . . . . . . . . . . . .  6

ARTICLE 4. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
  Representations and Warranties of the Company. . . . . . . . . . . . . .  7
     4.1 Due Incorporation.. . . . . . . . . . . . . . . . . . . . . . . .  8
     4.2 Corporate Authority.. . . . . . . . . . . . . . . . . . . . . . .  8
     4.3 Compliance with Laws and Obligations. . . . . . . . . . . . . . .  8
     4.4 Company Sales.. . . . . . . . . . . . . . . . . . . . . . . . . .  8
     4.5 Exempt Loans. . . . . . . . . . . . . . . . . . . . . . . . . . .  9

ARTICLE 5. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
  Pledge of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
     5.1 Pledge. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
     5.2 Release of Shares from Pledge.. . . . . . . . . . . . . . . . . .  9
     5.3 Default.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     5.4 Miscellaneous.. . . . . . . . . . . . . . . . . . . . . . . . . . 11

ARTICLE 6. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
  Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     6.1 Amendments, Consents, Waivers and Modifications.. . . . . . . . . 11
     6.2 No Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     6.3 Survival of covenants, Etc., Successors and Assigns.. . . . . . . 12
     6.4 Communications. . . . . . . . . . . . . . . . . . . . . . . . . . 12
     6.5 Entire Agreement. . . . . . . . . . . . . . . . . . . . . . . . . 13
     6.6 Governing Law.. . . . . . . . . . . . . . . . . . . . . . . . . . 13
     6.7 Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
     6.8 Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . . 13
     6.9 Severability. . . . . . . . . . . . . . . . . . . . . . . . . . . 13
     6.10 Capacity of Trustee. . . . . . . . . . . . . . . . . . . . . . . 13

                                ESOP LOAN AGREEMENT


     THIS AGREEMENT, effective as of 1/19, 1993, by and between CHARLES SCHWAB & CO., INC., a California corporation (the "Company"), and THE CHARLES SCHWAB PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST (the "Borrower").

                               W I T N E S S E T H:

     WHEREAS, the borrower has been established by the Company to provide stock ownership interests to eligible employees, and the Borrower is designed to qualify as an employee stock ownership plan under Section 4975(e)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), and Section 407(d)(6) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); and

     WHEREAS, the Borrower wishes to acquire common shares of the Company or an affiliate (the common shares of the Company are hereinafter referred to as "Company Stock" and the common shares acquired hereunder by the Borrower are referred to herein as the "Shares"); and

     WHEREAS, the Borrower desires to borrow, and the Company desires to lend, the sum of $15,000,000 (such amount hereinafter referred to as the "Principal Amount" and such loan as the "ESOP


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

Loan") in order to finance the Borrower's purchases of Company Stock;

     NOW, THEREFORE, the parties hereto agree as follows:

                                     ARTICLE I

                                   THE ESOP LOAN


     1.1 LOAN TO BORROWER. Subject to the terms and conditions herein set forth, the Company agrees to lend to the Borrower the Principal Amount.

     1.2 USE OF PROCEEDS. The Borrower hereby agrees that it will use the entire proceeds of the ESOP Loan to acquire Company Stock through open market purchases or from the Company, to the extent the Company makes such Company Stock available for purchase.

     1.3 PROMISSORY NOTE. The indebtedness of the Borrower for the Principal Amount is evidenced by a promissory note (the "Promissory Note") between the Company and the Borrower in the form attached hereto.

     1.4 INTEREST. Interest (including interest on overdue payments) shall accrue on the unpaid Principal Amount at the simple interest rate of seven and nine tenths percent (7.9%) per annum.


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

                                     ARTICLE 2

                                 TIME FOR REPAYMENT


     2.1 REPAYMENTS OF PRINCIPAL. The borrower shall make principal payments to the Company on the ESOP Loan according to the following schedule:


          Principal Payment        Due Date
          -----------------        --------
          $  623,899               December 31, 1994
          $  673,187               December 31, 1995
          $  726,368               December 31, 1996
          $  783,751               December 31, 1997
          $  845,668               December 31, 1998
          $  912,476               December 31, 1999
          $  984,561               December 31, 2000
          $  1,062,341             December 31, 2001
          $  1,146,266             December 31, 2002
          $  1,236,821             December 31, 2003
          $  1,334,530             December 31, 2004
          $  1,439,958             December 31, 2005
          $  1,553,715             December 31, 2006
          $  1,676,458             December 31, 2007

     2.2 PAYMENT OF INTEREST. Interest shall be payable on the outstanding daily unpaid Principal Amount from the date of execution of this Agreement until payment in full. Such payment shall be made in annual installments.

     2.3 PREPAYMENT. The Borrower may prepay principal in whole or in part at any time, without any premium or penalty. Any such prepayment shall be applied to the principal installments in the manner determined by the Company in its sole discretion.


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

     2.4 NOT PAYABLE ON DEMAND. Under no circumstances will the outstanding balance of the ESOP Loan be payable on demand, except in the event of default. For this purpose, the only event of default shall be the Borrower's failure to make the payments specified in Sections 2.1 or 2.2.

     2.5 LIMITATION ON REPAYMENT. Notwithstanding anything to the contrary contained herein, in the absence of default, payments of principal and interest on the ESOP Loan shall not exceed the sum of all contributions that are made by the Company or any affiliated corporation to the Borrower to meet its obligations under this Agreement, any earnings on such contributions and any cash dividends on the Shares (whether or not such shares have been released from pledge at the time the dividend is paid), less payments made in prior years. In no event shall the Company have any right to any assets of the Borrower other than (a) contributions that are made to the Borrower to meet its obligations hereunder, (b) earnings attributable to the investment of such contributions,
(c) any cash dividends on the Shares and (d) the Shares remaining subject to pledge under Article 5, but only to the extent permitted under Section 5.3.


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

                                     ARTICLE 3

                   REPRESENTATIONS AND WARRANTIES OF THE BORROWER


     The Plan Administrator (as defined in the Charles Schwab Profit Sharing and Employee Stock Ownership Plan (the "Plan")), on behalf of the Borrower, as of the date thereof, represents and warrants as follows:

     3.1 AUTHORIZATIONS. The Borrower is an employee stock ownership plan established by the Charles Schwab & Co., which, through the trustee of the Borrower (the "Trustee"), as directed by the Plan Administrator, has all requisite power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly authorized by all necessary action on the part of the Plan Administrator and the Trustee; this Agreement has been duly executed and delivered by the Borrower and constitutes, a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other similar laws affecting creditors' rights generally and subject, as to enforceability, to general equitable principles (regardless of whether enforcement is sought in proceeding in equity or at law).

     3.2 COMPLIANCE WITH OBLIGATIONS AND LAWS. Neither the execution and delivery by the Trustee of this Agreement, nor the consummation of the transactions contemplated hereby, nor


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

compliance by the Borrower with its obligations hereunder, will conflict with, or result in a breach or violation of, or constitute a default under, any provision of the Borrower or any law, rule, regulation, order, injunction or decree of any court, administrative authority or arbitrator applicable to the Borrower.

     3.3 RESTRICTIONS ON TRANSFER. If Borrower purchases Shares directly from the Company, and not through open market purchases, Borrower understands that such Shares will not have been registered under the Securities Act of 1933, as amended ("Securities Act"), and that such Shares are not freely tradeable and must be held indefinitely unless registered under the Securities Act or an exemption from registration is available. Borrower further understands that although an exemption from registration may be available pursuant to Rule 144 promulgated under the Securities Act, satisfaction of a number of conditions is required to make a sale under that exemption, and that, even if Rule 144 is applicable in whole or in part, in no event may Borrower sell the Shares to the public under such rule prior to the expiration of a two year period after purchase, that any such sales must be limited in amount and that sales can only be made in full compliance with the provisions of the Rule. Borrower represents that it is acquiring the Shares for its own account and not with the view to distribution within the meaning of the Securities Act, other than as may be effected in compliance with the Securities Act and rules and regulations promulgated thereunder. The Company may affix to the certificates representing the Shares a legend substantially as follows and such additional legends as the Company reasonably may determine:


          These securities have not been registered under the Securities Act of 1933, as amended, and have been taken by the issuer for its own account and not with a view to their distribution. Said securities may not be sold or transferred unless (a) they have been registered under said Act or (b) the transfer agent (or the Company, if it is then acting as its own transfer agent) is presented with either a written opinion of counsel satisfactory to the Company or a "no-action" letter of the Securities and Exchange Commission to the effect that such registration is not required under the circumstances of such sale or transfer.


                                     ARTICLE 4

                   REPRESENTATIONS AND WARRANTIES OF THE COMPANY


     The Company, as of the date hereof, represents and warrants as follows:


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

     4.1 DUE INCORPORATION. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

     4.2 CORPORATE AUTHORITY. The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement. The Company has taken all corporate action to establish the Borrower and to authorize this Agreement. This Agreement has been duly executed and delivered by the Company and is a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other similar laws affecting creditors' rights generally and subject, as to enforceability, to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

     4.3 COMPLIANCE WITH LAWS AND OBLIGATIONS. Neither the execution of this Agreement nor the fulfillment of any of the Company's obligations under this Agreement will conflict with, or result in a breach or violation of, or constitute a default under any law, rule, regulation, order, injunction, or any other obligation, loan, contract or agreement of the Company.

     4.4 COMPANY SALES. To the extent that any of the Shares are purchased by the Borrower from the Company, such Shares shall, as of the date of such purchase, be duly authorized and validly issued by the Company.

     4.5 EXEMPT LOANS. The ESOP Loan is an exempt loan within the meaning of Treas. Reg. Section 54.4975-7(b).

                                     ARTICLE 5

                                  PLEDGE OF SHARES


     5.1 PLEDGE. Upon the terms and conditions contained herein, the Borrower does hereby agree to pledge the Shares upon their receipt thereof to the Company as security for the payment of the ESOP Loan. Such Shares shall nonetheless be retained by the Trustee and held in a suspense account pursuant to the Plan. As long as there is no failure to make payments of principal or interest due under the ESOP Loan, the Borrower shall receive and retain all cash dividends paid with respect to the Shares and exercise all voting rights with respect to the Shares.

     5.2 RELEASE OF SHARES FROM PLEDGE. Within ten days after each payment of principal and/or interest under the ESOP Loan, a number of the Shares shall be released from pledge hereunder. The number of Shares to be so released shall be calculated by multiplying the number of Shares held by the Company under the pledge (immediately before the release) by a fraction. The numerator of the fraction shall be the amount of principal and interest represented by such payment on the


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

ESOP Loan. The denominator of the fraction shall be the sum of the numerator and the remaining unpaid principal and interest of the ESOP Loan.


     5.3 DEFAULT. In the event of a failure to make payments of principal or interest due under the ESOP Loan, which failure is not cured within 30 days, the Company shall have the right , at any time thereafter, to repurchase, sell or otherwise convert to cash all or any portion of the Shares remaining subject to pledge; provided, however, that such Shares may be so applied by the Company only upon and to the extent of the Borrower's failure to meet the payment schedule of the Promissory Note (without regard to any acceleration of such payment schedule as a result of the failure to pay), and that the Company shall give the Borrower 15 days' written notice of its intent to repurchase or sell such Shares pursuant to this Section 5.3. The Company shall apply the proceeds thereby obtained first to the payment of its reasonable expenses incurred in effecting such sale or other disposition, including but not limited to attorneys' and brokers' fees, and thereafter to the payment of the liabilities of the Borrower to the Company under the ESOP Loan. Any surplus remaining in the hands of the Company after the payment of such expenses and such liabilities shall be returned by the Company to the Borrower. A repurchase of Shares by the Company shall be based upon the then prevailing market price of Company Stock on the New York Stock Exchange.

     5.4 MISCELLANEOUS. No delay or failure of the Company in exercising any right, power or privilege hereunder shall affect such right, power or privilege; nor shall any single or partial exercise thereof nor any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or any other right, power or privilege of the Company. The rights and remedies of the Company hereunder are cumulative and not exclusive. Any waiver, permit, consent or approval of any kind by the Company of any breach or default hereunder, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in such writing.


                                     ARTICLE 6

                                   MISCELLANEOUS


     6.1 AMENDMENTS, CONSENTS, WAIVERS AND MODIFICATIONS. No amendment or waiver of any provision of this Agreement shall be effective unless set forth in an instrument in writing signed by both parties to this Agreement.

     6.2 NO WAIVER. No course of dealing between the Company and the Borrower in exercising any rights or obligations hereunder shall be construed as a waiver of any rights of the Company or of the Borrower.


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

     6.3 SURVIVAL OF COVENANTS, ETC., SUCCESSORS AND ASSIGNS. So long as any portion of the Principal Amount shall be outstanding, all covenants, agreements, representations and warranties made by the Company and the Borrower in this Agreement and in any certificate or other document delivered pursuant hereto shall inure to the benefit of the Company or the Borrower, as the case may be, and shall be binding upon any successors and assigns of the Borrower or the Company, as the case may be.

     6.4 COMMUNICATIONS. All notices and other communications which are required or may be given hereunder shall be in writing, shall be effective upon receipt, and shall be deemed to have been duly given if delivered personally or sent by cable, telegram, telex or facsimile or by registered or certified mail, postage prepaid, sent to the following addresses:


If to the Company:       The Charles Schwab Corporation
                         101 Montgomery Street
                         San Francisco, California 94104

If to the Borrower:      Plan Administrator of the Charles Schwab Profit Sharing
                         and Employee Stock Ownership Plan
                         101 Montgomery Street
                         San Francisco, California  94104

with a copy to:          The Charles Schwab Trust Company
                         Trustee of the Charles Schwab Profit Sharing and
                         Employee Stock Ownership Plan
                         P.O. Box 193931
                         San Francisco, California  94119


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

Such address may be changed from time to time by notice to the Borrower and the Trustee, in the case of the Company, by notice to the Company and the Trustee, in the case of the Borrower and by notice to the Company and the Borrower, in the case of the Trustee.

     6.5 ENTIRE AGREEMENT. This Agreement, including attachments thereto, constitutes the entire agreement between the parties hereto with respect to the ESOP Loan.

     6.6 GOVERNING LAW. This Agreement shall be governed by, and interpreted in accordance with, the substantive laws of the State of California, except as preempted by ERISA.

     6.7 HEADINGS. The table of contents and headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

     6.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts each of which will be deemed to constitute an original and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party.

     6.9 SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability or any other provision hereunder.

     6.10 CAPACITY OF TRUSTEE. The Charles Schwab Trust Company is executing this Agreement only in its capacity as Trustee for the Borrower and not in its individual capacity.


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

     IN WITNESS WHEREOF, the Company and the Trustee, on behalf of the Borrower, have executed this ESOP Loan Agreement as of this 19th day of January, 1993.



THE CHARLES SCHWAB                      THE CHARLES SCHWAB TRUST
CORPORATION                             COMPANY, AS TRUSTEE OF THE
                                        CHARLES SCHWAB PROFIT
                                        SHARING AND EMPLOYEE
                                        STOCK OWNERSHIP PLAN AND
                                        TRUST

By /s/ Charles R. Schwab                By /s/ Chris V. Dodds

ADMINISTRATIVE COMMITTEE AS PLAN ADMINSISTRATOR OF THE CHARLES SCHWAB PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN

By /s/ A. John Gambs


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